STOCK-BASED COMPENSATION PLANS	12 Months Ended
Dec. 31, 2011
STOCK-BASED COMPENSATION PLANS
STOCK-BASED COMPENSATION PLANS

NOTE 14. STOCK-BASED COMPENSATION PLANS

        The Company has outstanding stock-based compensation awards that were granted by the Compensation Committee (the "Compensation Committee") of Holdings' Board of Directors (the "Board") under the following two stock-based employee compensation plans:

  •
  the GNC Holdings, Inc. 2011 Stock and Incentive Plan (the "2011 Stock Plan") adopted in March 2011; and

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  the GNC Acquisition Holdings Inc. 2007 Stock Incentive Plan adopted in March 2007 (as amended, the "2007 Stock Plan").

        Both plans have provisions that allow for the granting of stock options, restricted stock and other stock based awards and are available to certain eligible employees, directors, consultants or advisors as determined by the Compensation Committee. Stock options under the plans were granted with exercise prices at or above fair market value on the date of grant, typically vest over a four- or five-year period and expire seven or ten years from the date of grant.

        Up to 8.5 million shares of Class A common stock may be issued under the 2011 Stock Plan (subject to adjustment to reflect certain transactions and events specified in the 2011 Stock Plan for any award grant). If any award granted under the 2011 Stock Plan expires, terminates or is cancelled without having been exercised in full, the number of shares underlying such unexercised award will again become available for awards under the 2011 Stock Plan. The total number of shares of Class A common stock available for awards under the 2011 Stock Plan will be reduced by (i) the total number of stock options or stock appreciation rights exercised, regardless of whether any of the shares of Class A common stock underlying such awards are not actually issued to the participant as the result of a net settlement, and (ii) any shares of Class A common stock used to pay any exercise price or tax withholding obligation. In addition, the number of shares of Class A common stock that are subject to restricted stock, performance shares or other stock-based awards that are not subject to the appreciation of the value of a share of Class A common stock ("Full Share Awards") that may be granted under the 2011 Stock Plan is limited by counting shares granted pursuant to such awards against the aggregate share reserve as 1.8 shares for every share granted. If any stock option, stock appreciation right or other stock-based award that is not a Full Share Award is cancelled, expires or terminates unexercised for any reason, the shares covered by such awards will again be available for the grant of awards under the 2011 Stock Plan. If any shares of Class A common stock that are subject to restricted stock, performance shares or other stock-based awards that are Full Share Awards are forfeited for any reason, 1.8 shares of Class A common stock will again be available for the grant of awards under the 2011 Stock Plan.

        The Company will not grant any additional awards under the 2007 Stock Plan. No stock appreciation rights, restricted stock, deferred stock or performance shares were granted under the 2007 Stock Plan. The Company granted 2.3 million options and 0.2 million shares of restricted stock for the year ended December 31, 2011 under the 2011 Stock Plan.

        The Company utilizes the Black Scholes model to calculate the fair value of options under both the 2011 Stock Plan and the 2007 Stock Plan. The resulting compensation cost is recognized in the Company's financial statements over the option vesting period.

        During the year ended December 31, 2011 the total intrinsic value of awards exercised was $60.9 million and the total amount of cash received from the exercise of options was $28.5 million. The tax impact associated with the exercise of awards for the year ended December 31, 2011 was a benefit of $22.4 million and was recorded to additional capital. During the year ended December 31, 2010, an immaterial amount of options was exercised.

        The following table sets forth a summary of stock options under all plans for the year ended December 31, 2011:

	Total Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (In Years)	Aggregate Intrinsic Value (in Thousands)
Outstanding at December 31, 2010	9,344,188	$7.60
Granted	2,256,959	21.29
Exercised	(3,912,067)	7.24
Forfeited	(1,010,226)	13.84
Expired	(5,800)	10.81

Outstanding at December 31, 2011	6,673,054	$11.46	6.0	$116,712

Exercisable at December 31, 2011	3,640,334	$6.98	5.4	$79,966

        Stock-based compensation expense for the years ended December 31, 2011, 2010 and 2009 was $3.9 million, $3.2 million, and $2.9 million, respectively.

        As of December 31, 2011, the weighted average remaining contractual life of outstanding options was 2.5 years. At December 31, 2011, the weighted average remaining contractual life of exercisable options was 5.4 years. The weighted average fair value of options granted during 2011, 2010 and 2009 was $7.23, $2.65, and $3.19, respectively

        The Black-Scholes model utilizes the following assumptions in determining a fair value: price of underlying stock, award exercise price, expected term, risk-free interest rate, expected dividend yield and expected stock price volatility over the award's expected term. Due to the utilization of these assumptions, the existing models do not necessarily represent the definitive fair value of awards for future periods. The option term has been estimated by considering both the vesting period, which typically for both plans has been five or four years, and the contractual term, which historically has been either seven or ten years. Until the IPO, the fair value of the stock was estimated based upon the net enterprise value of the Company, discounted to reflect the lack of liquidity and control associated with the stock. Since the consummation of the IPO, the fair value of the stock has been based upon the closing price of the Class A common stock as reported on the New York Stock Exchange (the "NYSE"). Volatility is estimated based upon the Company utilizing its current peer group average to estimate the expected volatility.

        The assumptions used in the Company's Black Scholes valuation related to stock option grants made during each period below were as follows:

	Year ended December 31,
	2011	2010	2009
Dividend yield	0.00%	0.00%	0.00%
Expected option life	4.5-7.0 years	7.5 years	7.5 years
Volatility factor percentage of market price	38.5%-39.2%	31.5%-33.00%	34.20%-44.60%
Discount rate	1.5%-2.9%	2.49%-3.28%	0.43%-3.28%

        As the Black-Scholes option valuation model utilizes certain estimates and assumptions, the existing models do not necessarily represent the definitive fair value of options for future periods. Assumptions used in the Black-Scholes option valuation model include volatility and, until the IPO, the fair value of the stock, as the stock was not publicly traded. Volatility is estimated based upon the volatility in a sample peer group of companies. The fair value of the stock was estimated based upon the net enterprise value of the Company, discounted to reflect the lack of liquidity and control associated with the stock.

        The following table sets forth a summary of restricted stock units granted under the 2011 Stock Plan and related information for the year ended December 31, 2011:

	Restricted Stock Units	Weighted Average Grant- Date Fair Value
Granted	170,183	$21.94
Vested	—
Expirations	—
Forfeited	(32,064)	$(20.14)

Outstanding at December 31, 2011	138,119	$22.35